UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(1st Amendment)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 11, 2008 (December 20, 2007)
_______________

1ST CENTURY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-148302	26-1169687
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

1875 Century Park East, Suite 1400
Los Angeles, California 90067
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (310) 270-9500

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A, Amendment No. 1 (the “Amendment”), amends and supplements the Current Report on Form 8-K filed by 1st Century Bancshares, Inc. (“Bancshares”) with the U.S. Securities and Exchange Commission on December 21, 2007 (the “Original Form 8-K”).  The Original Form 8-K reported, amongst other things, the effectiveness of a reorganization whereby 1st Century Bank, N.A. (the “Bank”) became a wholly-owned subsidiary of Bancshares, Bancshares became the holding company for the Bank and the shareholders of the Bank became shareholders of Bancshares.

The Amendment is being filed to include Exhibit 3.1, the Certificate of Incorporation of Bancshares, and Exhibit 3.2, the Bylaws of Bancshares, which were inadvertently omitted from the Original Form 8-K.  In addition, Bancshares unintentionally filed an incorrect version of the Plan of Reorganization with the Original Form 8-K, which improperly indicated that Bancshares is a California corporation as opposed to a Delaware corporation.  Therefore, the Amendment is also being filed for the purpose of filing the correct version of the Plan of Reorganization as Exhibit 2.1 hereto, which replaces in its entirety the Plan of Reorganization filed as Exhibit 2.1 to the Original Form 8-K.

Except for the modifications to the Original Form 8-K and the Exhibits thereto described above, no information included in the Original Form 8-K is amended by the Amendment. All such information previously reported in the Original Form 8-K and, with the exception of Exhibits 2.1, 3.1 and 3.2, which are being replaced by the Exhibits filed herewith, each of the Exhibits filed with the Original Form 8-K is hereby incorporated by reference into the Amendment.

Item 9.01	Financial Statements And Exhibits.

(d)	Exhibits.

2.1	Plan of Reorganization, dated December 18, 2007, by and between 1st Century Bancshares, Inc. and 1st Century Bank, N.A.

3.1	Certificate of Incorporation of 1st Century Bancshares, Inc., filed with the Secretary of State of the State of Delaware on August 10, 2007.

3.2	Bylaws of 1st Century Bancshares, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CENTURY BANCSHARES, INC.

Dated: January 11, 2008	By:	/s/ Jason P. DiNapoli
Jason P. DiNapoli
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Plan of Reorganization, dated December 18, 2007, by and between 1st Century Bancshares, Inc. and 1st Century Bank, N.A.

3.1	Certificate of Incorporation of 1st Century Bancshares, Inc., filed with the Secretary of State of the State of Delaware on August 10, 2007.

3.2	Bylaws of 1st Century Bancshares, Inc.